UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

Serve Robotics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42023	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 860-1352

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	SERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On August 14, 2025, Serve Robotics Inc. (“Serve”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Serve, Valencia Merger Sub I Inc., a Delaware corporation and direct wholly owned subsidiary of Serve (“Merger Sub I”), Valencia Merger Sub II LLC, a Delaware limited liability company and direct wholly owned subsidiary of Serve (“Merger Sub II” and together with Merger Sub I, “Merger Subs”), Vayu Robotics, Inc., a Delaware corporation (the “Company”), Khosla Ventures Seed D, LP, a Delaware limited partnership, Khosla Ventures Seed E, LP, a Delaware limited partnership, Khosla Ventures VI, LP, a Delaware limited partnership and Shareholder Representative Services LLC, a Colorado limited liability company, solely in the capacity as representative of the Indemnifying Securityholders (the “Securityholders’ Representative”). Pursuant to the Merger Agreement, on August 15, 2025, (i) Merger Sub I merged with and into the Company with the Company surviving as a direct wholly owned subsidiary of Serve and (ii) the Company merged with and into Merger Sub II with Merger Sub II surviving the merger. On August 15, 2025, Serve closed the transactions contemplated by the Merger Agreement (the “Closing”). The Merger Agreement contains customary representations, warranties, covenants, and indemnification obligations of the parties thereto.

Merger Consideration

The maximum aggregate consideration required to be issued or paid, as the case may be, by Serve in connection with the transactions contemplated by the Merger Agreement, which consideration was allocated pursuant to the terms and conditions set forth in the Merger Agreement among the securityholders of the Company as of immediately prior to the consummation of the transactions contemplated by the Merger Agreement, of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), vested in-the-money options to acquire Company Common Stock (“Vested ITM Company Options”), and preferred stock, par value $0.0001 per share (the “Company Preferred Stock” and collectively with the Company Common Stock, the “Company Stock”), is comprised of the following:

●	Upfront consideration consisting of up to 1,696,069 shares of Serve’s common stock (the “Common Stock”) (inclusive of Vested ITM Company Options assumed by Serve and converted into an option to purchase shares of Common Stock), which consideration is subject to customary purchase price adjustments (the “Share Consideration”).

●	Future earnout consideration consisting of up to 560,000 shares of Common Stock, contingent on the achievement of certain autonomy performance milestones.

●	Warrants to purchase 4,000,000 shares of Common Stock, each of which has an exercise price of $10.36 per share (which amount is equal to the 10-day volume weighted average price of the Common Stock prior to the closing of the transaction) (the “Warrants”), issued to the holder of a Company simple agreement for future equity.

Warrant Agreement

In accordance with the terms of the Merger Agreement, at Closing, Serve entered into a common stock purchase warrant (the “Warrant Agreement”) with Khosla Ventures Seed E, LP (“Khosla Ventures”), the holder of a Company SAFE, pursuant to which such holder received the Warrants. Each Warrant represents the right to acquire a single share of Common Stock, subject to adjustment thereunder. The Warrants contain customary terms and are exercisable at any time on or after August 15, 2029, and terminate on August 15, 2031.

The foregoing description of the Warrant Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Lock-up Agreements

In order to receive their applicable portion of the Share Consideration, each recipient of the Share Consideration is required to enter into a lock-up agreement with Serve pursuant to which such recipient agreed not to transfer, sell, pledge or enter into any swap, short sale, hedge or other agreement with respect to the Common Stock received as Share Consideration for a period of 180 says after the Closing, subject to certain limited exceptions.

At Closing, Khosla Ventures entered into a lock-up agreement with Serve pursuant to which Khosla Ventures agreed not to transfer, sell, pledge or enter into any swap, short sale, hedge or other agreement with respect to the Warrant or Common Stock underlying the Warrant for a period of four years after the Closing, subject to certain limited exceptions.

Additional Information

The securities issued as consideration for the transactions contemplated by the Merger Agreement was offered and sold in private placements that are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On August 18, 2025, Serve issued a press release announcing closing of the transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Serve intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this Report that do not relate to matters of historical fact should be considered forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplates,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in Serve’s filings with the SEC, including Serve’s most recent Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and Serve undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Common Stock Purchase Warrant, dated as of August 15, 2025.
99.1	Press Release, dated August 18, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVE ROBOTICS INC.

Dated: August 18, 2025	/s/ Brian Read
Brian Read
Chief Financial Officer

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